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Exhibit 10.21

[*****] = Certain confidential information contained in this document, marked with brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment made pursuant to Rule 406 under the Securities Act of 1933, as amended.

AMENDED AND RESTATED AGREEMENT FOR SUPPLY (the "Agreement"),

between

        Finproject S.p.A.    (hereinafter "FINPROJECT"), a company incorporated existing and organized under the laws of Italy, with registered office at Contrada Campomaggio snc, 62010 Morrovalle, Macerata (Italy), corporate capital Euro 4.648.500,00 (fully p.i.), filed with the Registrar of Companies of Macerata and Italian tax no. 03699921007 represented by its legal representative Mr. Euro Vecchiola

And

        CROCS Inc.    (hereinafter "CROCS"), a company incorporated existing and organized under the laws of the State of Colorado (USA), with registered office at 6273 Monarch Park Place, Niwot, Colorado (USA), represented by its legal representative Mr. Ron Snyder.

(hereinafter referred to collectively as "Parties" and singularly as "Party" without distinction)

WHEREAS

  •
  CROCS, Inc. (formerly known as Western Brands, LLC) has changed its name and corporate structure as stated herein;

  •
  FINPROJECT and CROCS entered into that certain Agreement for Supply, dated as of June 29, 2004 (hereinafter the "Original Agreement");

  •
  FINPROJECT manufactures and sells a wide range of footwear components and high tech materials intended for the use in a number of market sectors, including the footwear manufacturing sector;

  •
  FINPROJECT manufactures materials called [*****] in accordance with, but not limited to, recipes (set forth in Annexe 1), as well as any other materials having similar composition and characteristics (hereinafter the "Material");

  •
  CROCS is interested in securing supplies of the Material for the manufacture of Goods and FINPROJECT is willing to supply the Material in accordance with the recipes for the manufacture of the Goods to CROCS on the terms set forth herein;

  •
  CROCS manufactures and sells goods including, but not limited to, footwear using the name brand "Crocs" (hereinafter the "Goods");

  •
  FINPROJECT manufactures one or more models of shoe products for CROCS and desires assurance of near term order volume for the Finished Shoes;

  •
  CROCS desires a supply of shoe products; and

  •
  FINPROJECT and CROCS now desire to amend and restate the Original Agreement in its entirety under the terms and conditions set forth herein.

        NOW THEREFORE, recitals and Annexes hereto being part and parcel of this Agreement, in consideration of the foregoing, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

        1.    Subject matter

          1.1    Agreement as to the Material.    Subject to the terms set forth in Sections 2 through 18 of this Agreement, FINPROJECT shall supply to CROCS or a company designated by the same under its own responsibility, and CROCS (or the company designated by the same under its own responsibility) shall buy the Material for the manufacture of the Goods.

          1.2    Agreement as to the Finished Shoes.    Subject to the terms set forth in Sections 9, 10, 13-19 of this Agreement, FINPROJECT shall supply to CROCS or a company designated by the same under its own responsibility, and CROCS (or the company designated by the same under its own responsibility) shall buy the Finished Shoes.

        2.    Exclusivity and pre-emption right specific to the Material

          2.1    On the condition that CROCS purchases the minimum quantities provided by art. 3 below, FINPROJECT shall not sell any Material or product based on the Material to any third party subject to the following exceptions:

            a.     FINPROJECT may provide midsoles for shoe products to its current and future customers.

            b.     FINPROJECT may sell the Material and/or products based on the Material to customers who are contractually bound to use the Material only in non-footwear applications. FINPROJECT shall be responsible for ensuring that the Material is not used in footwear products and agrees to immediately cease sales to any customer who violates this restriction.

          2.2    CROCS shall consider FINPROJECT a preferred supplier for the life of this Agreement.

        3.    Minimum Quantity specific to the Material

          3.1    The following minimum quantities (hereinafter "Minimum Quantities") of the Material shall be purchased in any given contractual year in order to maintain exclusivity:

    (i)
    1st July, 2004 -30th June, 2005 (first contractual year):
    [*****],

    (ii)
    1st July, 2005 -30th June, 2006 (second contractual year):
    [*****],

    (iii)
    1st July, 2006 -30th June, 2007 (third contractual year):
    [*****],

    (iv)
    1st July, 2007 -30th June, 2008 (fourth contractual year):
    [*****].

    (v)
    Contractual years after 30th June, 2008:
    [*****].

          3.2    In addition to the above the Parties hereto agree that only the Minimum Quantities of Material for the first two contractual years are binding upon CROCS who shall therefore purchase from FINPROJECT a quantity of Material of at least [*****] in the first contractual year and of at least [*****] in the second contractual year.

          3.3    Without compromise to paragraph 3.2 above, no later than July 1st of each contractual year, CROCS shall forward to FINPROJECT a schedule of the quantities of Material it actually intends to purchase in the upcoming contractual period (hereinafter the "Forecast").

            3.3.1    If, by 31 December of each contractual year (first six-months), the quantity of Material actually ordered is less than 20% of that called for by the Forecast, CROCS shall, within 10 (ten) days confirm to FINPROJECT in writing its intention to purchase the Minimum Quantity guaranteed for the period. Failing this, FINPROJECT shall forthwith be released from the exclusivity obligation.

            3.3.2    The Parties hereto agree that should the guaranteed minimum volume be confirmed as per paragraph 3.3.1. above, while at the end of the annual period CROCS has ordered an amount of Material inferior to the Minimum Quantity of Material, CROCS shall pay to FINPROJECT a non reducible penalty corresponding to 10% of the value of the Material not ordered.

          3.4.    Without compromise to the provisions of paragraph 3.3 above relating to the Forecast, the actual quantities of Materials to be supplied from time to time for each applicable year, shall be covered by one or more specific orders ("Specific Order/s") forwarded by CROCS to FINPROJECT. The Specific Orders shall be passed and accepted as per Article 5 below and a "rolling forecast" shall be submitted to FINPROJECT with orders covering the quarter.

          3.5.    Without compromise to paragraph 3.2 above, FINPROJECT hereby expressly agrees and acknowledges that as from the third contractual year, if CROCS purchases the Minimum Quantity of Material for the year in question, the right to exclusivity shall automatically renew.

          3.6.    In the event CROCS falls short of meeting the Minimum Quantity of Material for any contract year, it may elect to cure such shortfall in the following upon notice to FINPROJECT without losing its right to exclusivity. Upon such notice, FINPROJECT shall apply all Specific Orders placed within the first 60 days of the next contract year to the contract year in which the shortfall took place. If CROCS meets the Minimum Quantity for the previous contract year by applying these purchases, it shall maintain it's right to exclusivity. If purchases are applied to a previous contract year in order to cure a shortfall, such purchases shall not count towards the Minimum Quantity for the current year (no double counting).

        4.    Purchase Price of the Material and payment thereof

          4.1.    Parties agree that the purchase price of the Material for the Minimum Quantities shall be the one listed in the price list in Euro attached hereto as Annex 2).

          4.2.    It is agreed between the Parties that the pricing for the Material shall be reviewed each quarter, and may be changed for the following reasons:

              (i)  changes in the cost of raw materials described by Annexe 1 affecting the manufacturing cost of the Material by 5% or more in either direction. The material [*****] and relevant versions shall be used as reference: [*****].

             (ii)  exchange rate variations for purchases made outside of Europe and/or in USD, considering the current exchange rate of USD 1,20 for 1 Euro,

            (iii)  order volumes, if these exceed the Minimum Quantity in accordance with Section 3.1 of this Agreement.

          4.3.    Payment must be made by CROCS, unless otherwise agreed upon between the Parties, in EURO within 30 days month end from the date of invoice, by SWIFT transfer in favour of [*****]. Payment is deemed to be made when the respective sum is at FINPROJECT's disposal at its bank in Italy.

        5.    Specific Orders and Delivery of the Material

          5.1.    The Specific Orders of the Material along with the quantities and the relevant delivery dates shall be sent by CROCS to FINPROJECT to fax nr. +39.0736.814259 marked for the attention of Mr. Americo Malaccari.

          Within 5 (five) days from receipt of the Specific Orders, FINPROJECT undertakes to communicate the acceptance of order placed, by forwarding the Specific Order signed for acceptance to fax number +1-418-687-4420, marked for the attention of Mr. Andrew Reddyhoff.

          5.2.    Any suggested changes to the delivery dated shown on a single Specific Order should be advised immediately by FINPROJECT to CROCS in writing to number +1-418-687-4420, for the attention of Andrew Reddyhoff, and will be intended as received upon issue of the report confirming transmission.

            5.2.1.    Upon receipt of the preceding communication, should CROCS decide to accept the different delivery date suggested by FINPROJECT as per the preceding paragraph, CROCS shall forward to FINPROJECT to fax no. +39.0736.814259, marked to the attention of Mr. Americo Malaccari, a new Specific Order for the same quantity and indicating the different delivery date proposed by FINPROJECT. In the latter case, the Specific Order is intended as automatically accepted by FINPROJECT without further confirmation.

            5.2.2.    The Parties hereto agree that if the different delivery date proposed by FINPROJECT as per paragraph 5.2 can not be accepted, CROCS shall have the right to cancel the Specific Order.

          5.3.    The Parties expressly accept and agree that the quantity of each Specific Order shall not be under 11.000-12.000Kg., with a specified minimum of 1.000Kg per colour, and shall not be superior to the contents of a full container corresponding to approximately 24.000Kg.

          Unless otherwise indicated by the single Specific Orders, partial deliveries are allowed.

          5.4.    FINPROJECT shall deliver or arrange delivery of the Materials to CROCS, on an EXWORKS (Incoterms 2000) dock of FINPROJECT basis, at a location or locations designated by CROCS, to a reliable shipping agent.

          Before making any delivery, CROCS shall forward the import permits or other shipping documents required to FINPROJECT.

          5.5.    Upon delivery of the Material, CROCS takes over all the risks for any losses or damages to Materials delivered as above.

          5.6.    If FINPROJECT expects that it will be unable to deliver the Material at the date agreed for delivery, for reasons not attributable to the same, FINPROJECT shall inform CROCS without delay, in writing, of such occurrence, stating, as far as possible, the estimated date of delivery.

          5.7    In case of delay in delivery for which FINPROJECT is responsible, CROCS may claim, after having served written notice on the latter, compensation for the damages actually suffered, within the maximum amount of 10% of the price of the Material the delivery of which has been delayed, except for causes of force majeure.

          For purposes of the above, the parties hereto agree that FINPROJECT:

              (i)  is deemed to have performed, as from the notice to the selected carrier or freight agent that "goods are ready";

             (ii)  shall be liable for delayed delivery only after 15 (fifteen) days from the established delivery term.

          5.8    Any complaints relating to packing, quantity, number or exterior features of the Material (apparent defects), must be notified to FINPROJECT, in writing, within 7 days from receipt of the Material; failing such notification CROCS's right to claim the above defects will be forfeited. Any complaints relating to defects which cannot be discovered on the basis of a careful inspection upon receipt (hidden defects) shall be notified to FINPROJECT, by registered letter with return receipt, within 7 days from discovery of the defects and in any case no later than 3 months from delivery; failing such notification CROCS's right to claim the above defects will be forfeited. In addition to the communication as per art. 13 below, such notices shall be forwarded by fax on +39.0736.814259, marked for the attention of Mr. Americo Malaccari.

        6.    Warranty of the Material

          6.1.    FINPROJECT undertakes to remedy any defects, lack of quality or non-conformity of the Material for which it is liable, occurring within 3 (three) months from delivery of the Material for raw Material, and one year from the date of Manufacture for the Goods, provided such defects have been promptly notified in accordance with paragraph 5.8, above.

          6.2    The parties hereto agree that the warranty provided by 6.1 shall be valid only if the materials are transported within a period of time and in such a way as to preserve the physical properties and characteristics of the Materials, as described by Annexe 1.

        7.    Duration Specific to the Material

          7.1.    This Agreement is effective as of the date of execution of the Original Agreement ("Effective Date"), and will remain in full force and effect for a four-year period, until June 30, 2008. This Agreement shall continuously automatically renew for one-year terms provided CROCS meets the Minimum Quantity in any year after the fourth contract year, and in accordance with the terms contained herein.

          7.2    Should CROCS not be willing to renew this Agreement, it shall give notice thereof in writing to FINPROJECT within ninety (90) days from the date of expiration of this Agreement or any extension term.

        8.    FINPROJECT's Notice in Connection With Actions by Regulatory Authorities specific to the Material

          8.1.    The Parties undertake to notify each other promptly in writing of any threatened or pending actions by regulatory authorities in general which might reasonably affect the safety or the effectiveness of the Material or the supply commitment contained in this Agreement.

        9.    Confidentiality and Disclosure

          9.1.    So long as CROCS orders the Minimum Quantities referenced in Section 3.1 herein, but in no event less than ten (10) years from the effective date of this Agreement, CROCS and FINPROJECT shall not disclose the recipes set forth in Annexe 1, and shall maintain in confidence the respective Confidential Information received or obtained from the other or owned by the other, and use such Confidential Information solely for the purposes contemplated and permitted by this Agreement. Each Party shall treat communications to the other Party as strictly confidential. Upon termination of this Agreement, the parties shall cease using the Confidential Information of the other party.

          9.2.    Each Party acknowledges that all confidential information exchanged or developed hereunder shall be owned by the transferor and shall continue to be owned by the transferor even following transfer. "Confidential Information" shall mean any and all confidential or proprietary information owned by FINPROJECT (or its affiliates) or by the CROCS (or its affiliates) provided to the other Party including but not limited to the Material, which includes the recipes. Confidential Information shall not be deemed to include information that:

              (i)  is or becomes known publicly through no fault of the receiving Party;

             (ii)  is learned by the receiving Party from a third party entitled to disclose same;

            (iii)  is developed by the receiving Party independently of information obtained from the disclosing Party as shown by the receiving Party's written records;

            (iv)  is already known to the receiving Party before receipt from the disclosing Party, as shown by prior written records; or

             (v)  is released with the prior written consent of the disclosing Party.

        10.    Permitted Disclosures

          10.1.    Notwithstanding Section 9 hereof, FINPROJECT and CROCS shall, upon prior written notice to the other Party and only to the extent necessary, have the right to disclose the other Party's Confidential Information:

              (i)  to regulatory or government agencies for the purposes of preparing or supplementing any Regulatory Filing or Manufacturing Regulatory Documentation, as applicable, or as required by law within each country where each Party's activity is being conducted,

             (ii)  If is legally requested to disclose by any Authority, provided that in such a case the receiving party promptly provides the disclosing party with a written notice so that the disclosing party may seek a protective order.

        11.    Termination Specific to the Material

          11.1.    Any Party shall have the right to terminate the agreement as to the Material as set forth in Sections 1.1 and 2 through 18 of this Agreement, immediately upon written notice of termination to be sent to the other Party in writing upon the occurrence of one or more of the following events:

              (i)  if either Party fails to perform or observe or otherwise breaches any of its obligations as set forth in Sections 1.1 and 2 through 18 of this Agreement and such failure or breach continues unremedied for a period of sixty (60) days after receipt by the breaching Party of a written notice thereof from the non-breaching Party; and

             (ii)  appointment of a trustee, receiver, custodian, liquidation or the like of either Party or of all or any substantial portion of their assets;

          11.2.    In the event of any termination the agreement as to the Material as set forth in Sections 1.1 and 2 through 18 of this Agreement, all amounts previously invoiced and unpaid or owed to FINPROJECT shall be due and payable by CROCS on the date of termination.

          11.3.    Regardless of the reason for termination, the obligations under Section 9 of this Agreement shall survive the termination of this Agreement, or termination any part of this Agreement.

          11.4.    Termination of the agreement as to the Material as set forth in Sections 1.1 and 2 through 18 of this Agreement shall not affect compliance as to the Finished Shoes as set forth in Sections 1.2, 9, 10 and 13-19 of this Agreement.

        12.    No Implied Waivers; Rights Cumulative specific to the Material

          12.1.    No failure on the part of FINPROJECT or CROCS to exercise, and no delay in exercising, any right, power, remedy or privilege under this Agreement, or provided by statute or at law or in equity or otherwise, including, without limitation, the right or power to terminate this Agreement, shall impair, prejudice or constitute a waiver of any such right, power, remedy or privilege or be construed as a waiver of any breach of this Agreement or as an acquiescence therein, nor shall any single or partial exercise of any such right, power, remedy or privilege preclude any other or further exercise thereof or the exercise of any other right, power, remedy or privilege.

        13.    Notices

          13.1.    All notices, requests and other communications to FINPROJECT or CROCS hereunder shall be in writing (including telecopy or similar electronic transmissions) and shall be personally delivered or sent by telecopy (fax) or other electronic facsimile transmission or by registered mail, or certified mail, return receipt requested, postage prepaid, or by other form of courier requiring receipt in each case to the respective address specified below (or to such address as may be specified in writing to the other Party hereto) and shall be effective upon receipt thereof:

      FINPROJECT S.p.A.
      Contrada Campomaggio snc,
      62010 Morrovalle, Macerata (Italy)
      Attn: Mr. Euro Vecchiola and Mr. Maurizio Vecchiola
      Facsimile: +39.0733.564489

      CROCS
      6273 Monarch Park Place,
      Niwot,
      Colorado (USA)
      Att.ne: Mr. Ron Snyder
      Facsimile: (303) 468-4266

        14.    No Assignment

          14.1.    This Agreement shall not be assigned by either Party without the prior express written consent of the other Party, other than in the case of a business transfer or change of majority ownership.

        15.    Entire Agreement

          15.1.    The Original Agreement is hereby amended and superseded in its entirety and restated as set forth herein. Accordingly, this Agreement, together with its Annexes 1 and 2constitutes, on and as of the Effective Date hereof, the entire agreement of and between FINPROJECT and CROCS with respect to the subject matter hereof, and all prior or contemporaneous understandings or agreements, between FINPROJECT and CROCS with respect to such subject matter are hereby superseded, as of the Effective Date.

        16.    Counterparts

          16.1.    This Agreement may be executed in two or more counterparts, in English language and in Italian language. In the case of discrepancies or interpretation differences between the Italian and English versions, the Italian version shall prevail.

        17.    Governing Law

          17.1.    This Agreement, including the supply of Finished Shoes as per art. 19 hereinbelow,shall be governed by the laws of Italy.

        18.    Arbitration Clause

          18.1.    Any dispute, claim or other controversy arising out of or relating to this Agreement, or any alleged breach thereof, shall be settled by arbitration as per the Italian Civil Procedure Code by a panel of three arbitrators (the Arbitrators), two of which shall be appointed by each Party, and the third, who will act as president of the panel, upon mutual agreement of the first two arbitrators.

          18.2.    If either Party fails to appoint its arbitrator within 20 (twenty) days from receiving notice of the appointment of an arbitrator by the other Party, such arbitrator shall, at the request of the latter Party, be appointed by the President of Milan Court. The President of Miln Court shall appoint the third arbitrator in case the two arbitrators appointed by the parties cannot reach an agreement upon the third arbitrator.

          18.3.    Arbitration shall be conducted according to court procedures in accordance with articles 806 and ss. of the Italian Code of Civil Procedure and the award shall be made in accordance with the law. The place of arbitration shall be Milan and the language of arbitration shall be Italian.

        19.    Finished Shoes

          19.1.    Rate of Orders.    CROCS shall order Finished Shoes from FINPROJECT on a purchase order basis at an initial rate of [*****] (hereinafter the "Initial Rate"). The Initial Rate may be reduced to any amount less than the Initial Rate at the exclusive and unfettered discretion of CROCS upon six months written notice by CROCS to FINPROJECT, or increased to any amount greater than the Initial Rate upon agreement of the parties. The Initial Rate is subject to FINPROJECT meeting the quality and delivery requirements of CROCS.

          19.3.    Termination.    Either party may terminate the agreement as to Finished Shoes as set forth in Sections 1.2, 9, 10, 13-19 of this Agreement upon six months written notice, Termination of the agreement as to Finished Shoes shall not affect compliance with the agreement as to the Material as set forth in Sections 1.1 and 2-18 of this Agreement.

          19.4.    Survival.    In any event, the obligations under Section 9 of this Agreement shall survive the termination of this Agreement, or termination any part of this Agreement.

        IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorised officers as of the Effective Date.

Finproject S.p.A.
Name:	Euro Vecchiola
Title:	Chairman of the Board of Directors
Place and Date:	July 26, 2005
Signature:	/s/ EURO VECCHIOLA
CROCS, Inc.
Name:	Ron Snyder
Title:	President
Place and Date:
Signature:	/s/ RON SNYDER

Annexe 1 MATERIALS

[*****]
%
[*****]	[*****]
[*****]	[*****]
[*****]
[*****]
[*****]
[*****]
[*****]	[*****]

100%
[*****]
[*****]	[*****]
[*****]	[*****]
[*****]
[*****]
[*****]
[*****]
[*****]	[*****]

100%
[*****]
[*****]	[*****]
[*****]	[*****]
[*****]
[*****]
[*****]
[*****]
[*****]	[*****]

100%

*****

Instructions for preserving the physical properties of the materials [*****]

The following prescriptions should be followed for the above materials:

  •
  [*****];

  •
  [*****];

  •
  [*****];

  •
  [*****];

  •
  [*****].

ANNEXE No. 2

PRICES FOB ITALIAN PORT IN EURO FOR [*****] IN THE STANDARD COLOURS PRODUCED AND SOLD

[*****]
€
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

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  Exhibit 10.21
AMENDED AND RESTATED AGREEMENT FOR SUPPLY (the " Agreement "),